Exhibit (17)(a)

                                    PROXY

                        FIRST PACIFIC MUTUAL FUND, INC.

                           HAWAII INTERMEDIATE FUND


	This proxy is solicited by the Board of Directors of First Pacific Mutual Fund, Inc. (the "Company") for use at the Special Meeting of Shareholders of the Hawaii Intermediate Fund (the "Intermediate Fund") and Hawaii Municipal Fund
(the "Municipal Fund") to be held on November 8, 2007 at 11:00 a.m. (Hawaii time) at the offices of Lee Financial Group Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822.


The undersigned hereby appoints Terrence K.H. Lee, with full power of substitution, as proxy of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned, upon the following matters, and upon any other matter which may properly come before the Special Meeting and at any adjournment or postponement thereof, at their discretion.

                      (Please date and sign on reverse side)





I.	FOLD AND DETACH HERE

                               YOUR VOTE IS IMPORTANT



Mark, sign and date your proxy card and return it promptly in the enclosed envelope.



                                  PLEASE VOTE


















                                                            Please mark your
                                                           votes as indicated
                                                           in this example X


1.	A proposal to amend the Company's charter.

		___	FOR

		___	AGAINST

		___	ABSTAIN

2.	A proposal to approve a Plan of Reorganization and the transactions
	contemplated thereby, including the transfer of all the assets and liabilities of the Intermediate Fund to the Municipal Fund in exchange for shares of the Municipal Fund, and the distribution of such Municipal Fund shares to shareholders of the Intermediate Fund.

		____	FOR

		____	AGAINST

		____	ABSTAIN

	Every properly submitted proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR Proposals 1 and 2, and with discretionary authority to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned hereby revokes any proxy previously given.


                                 IF VOTING BY MAIL, PLEASE SIGN, DATE
                                 AND RETURN PROMPTLY.  Receipt of Notice
                                 of Special Meeting and Proxy Statement is hereby acknowledged.


                                 Sign here exactly as name(s) appear(s) on left



                                 Dated:  _____________________, 2007

                                 _______________________________
                                            Signature

                                 _______________________________
                                    Signature if held jointly

                                IMPORTANT - Joint owners must EACH sign.
                                When signing as attorney, Trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.


                                     PROXY

                          FIRST PACIFIC MUTUAL FUND, INC.

                              HAWAII MUNICIPAL FUND


	This proxy is solicited by the Board of Directors of First Pacific Mutual Fund, Inc. (the "Company") for use at the Special Meeting of Shareholders of the Hawaii Intermediate Fund (the "Intermediate Fund") and Hawaii Municipal Fund
(the "Municipal Fund") to be held on November 8, 2007 at 11:00 a.m. (Hawaii time) at the offices of Lee Financial Group Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822.


The undersigned hereby appoints Terrence K.H. Lee, with full power of substitution, as proxy of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned, upon the following matters, and upon any other matter which may properly come before the Special Meeting and at any adjournment or postponement thereof, at their discretion.

                     (Please date and sign on reverse side)





II.	FOLD AND DETACH HERE

                           YOUR VOTE IS IMPORTANT



Mark, sign and date your proxy card and return it promptly in the enclosed envelope.



                               PLEASE VOTE
















                                                      Please mark your
                                                      votes as indicated
                                                      in this example X


1.	A proposal to amend the Company's charter.

		___	FOR

		___	AGAINST

		___	ABSTAIN

	Every properly submitted proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR Proposal 1, and with discretionary authority to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned hereby revokes any proxy previously given.


                                 IF VOTING BY MAIL, PLEASE SIGN, DATE
                                 AND RETURN PROMPTLY.  Receipt of Notice
                                 of Special Meeting and Proxy Statement is hereby acknowledged.


                                 Sign here exactly as name(s) appear(s) on left



                                 Dated:  _____________________, 2007

                                 _______________________________
                                            Signature

                                 _______________________________
                                    Signature if held jointly

                                IMPORTANT - Joint owners must EACH sign.
                                When signing as attorney, Trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.